EXHIBIT 99.1



       CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Shaw Hong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc.

Dated: December 13, 2002

                                       By:          /s/ SHAW HONG
                                          -----------------------------------
                                                      Shaw Hong
                                Chief Executive Officer, President and Director
                                             (Principal Executive Officer)



     I, H. Gene McCown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc.

Dated: December 13, 2002


                                       By:         /s/ H. GENE MCCOWN
                                           -----------------------------------
                                                     H. Gene McCown
                                           Vice President of Finance and Chief
                                         Financial Officer (Principal Financial
                                                and Accounting Officer)


                                       1